UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015 (June 8, 2015)

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3636 Nobel Drive, Suite #325,

San Diego, CA 92122

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 373-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of InfoSonics Corporation (the “Company”) held on June 8, 2015, the Company’s stockholders approved the InfoSonics Corporation 2015 Equity Incentive Plan (the “2015 Plan”).

The 2015 Plan replaces the InfoSonics Corporation 2006 Equity Incentive Plan (the “2006 Plan”) for purposes of new grants.

The 2015 Plan authorizes the issuance of 1,205,749 shares of common stock. In addition, any shares subject to outstanding awards as of the date of the 2015 Annual Meeting that subsequently cease to be subject to such awards (other than by reason of exercise or settlement of the awards in shares) will automatically become available for issuance under the 2015 Plan, up to an aggregate maximum of 958,667 shares. Stockholder approval of the 2015 Plan provides the flexibility to grant awards under the 2015 Plan that are intended to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee of the Company’s Board of Directors is authorized to administer the 2015 Plan. Employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its related companies are eligible to receive awards under the 2015 Plan. The 2015 Plan has a ten-year term, unless it is sooner terminated.

The 2015 Plan is described in more detail in the Company’s proxy statement for its 2015 Annual Meeting filed with the Securities and Exchange Commission on April 28, 2015 (the “Proxy Statement”). The foregoing summary of the 2015 Plan and the summary set forth in the Proxy Statement are qualified by reference to the full text of the 2015 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described above, the 2015 Annual Meeting was held on June 8, 2015. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors.

	For	Against	Withheld	Broker Non-Votes
Joseph Ram	6,094,040	55,300	98,499	6,002,157
Randall P. Marx	5,820,710	328,430	98,699	6,002,157
Robert S. Picow	5,819,040	330,100	98,699	6,002,157
Kirk A. Waldron	5,821,640	327,700	98,499	6,002,157

Proposal 2: Approval of the InfoSonics Corporation 2015 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
6,101,093	144,076	2,670	6,002,157

Proposal 3: Ratification of the Selection of SingerLewak LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
11,920,443	30,006	299,547	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	InfoSonics Corporation 2015 Equity Incentive Plan (incorporated by reference to Appendix A to InfoSonics Corporation’s Definitive Proxy Statement on Schedule 14A filed on April 28, 2015) (Commission File No. 001-32217)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Vernon A. LoForti
Vernon A. LoForti
Date: June 10, 2015	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	InfoSonics Corporation 2015 Equity Incentive Plan (incorporated by reference to Appendix A to InfoSonics Corporation’s Definitive Proxy Statement on Schedule 14A filed on April 28, 2015) (Commission File No. 001-32217)